Exhibit 10.6

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT NO.: MS-

MATHSTAR, INC.

COMMON STOCK PURCHASE WARRANT

          MathStar, Inc., a Delaware corporation (the “Company”), hereby agrees that, for value received, _________, or its assigns (collectively, the “holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., Minneapolis, Minnesota time, on September 28, 2016, ________________(_______) Shares of the Company’s common stock (the “Common Stock”) at an exercise price of $0.61 per Share, subject to adjustment as provided herein (the “Exercise Price”).

          1.          Exercise. The purchase rights granted by this Warrant shall be exercised by the holder surrendering this Warrant with the form of exercise attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by cashier’s check payable to the order of the Company, of the purchase price payable in respect of the number of Shares being purchased (unless exercised pursuant to Section 5 hereof). If fewer than all of the Shares purchasable hereunder are purchased upon exercise, the Company will execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of Shares not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, one or more certificates representing the Shares purchased upon such exercise. The Company may require that any certificates representing the shares contain a legend substantially as follows:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. No transfer of such securities or any interest therein may be made except pursuant to registration under said laws unless the Company has received an opinion of counsel acceptable to the Company stating either that the securities have been registered or such transfer does not require registration under said laws.

          2.          Transfer. This Warrant is issued upon the following terms, to which the holder hereof consents and agrees: (a) until this Warrant is duly transferred on the Company’s books, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary; (b) each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein; (c) subject to compliance with applicable securities laws, this Warrant is immediately assignable by Feltl and Company, Inc., notwithstanding anything herein to the contrary, to officers, directors, employees and registered representatives of Feltl and Company, Inc. and its affiliates and subagent(s), and the officers, directors, employees and registered representatives of such sub-agent(s); provided, any determination as to the assignability of the Warrant shall promptly be made by the Company at its expense; and (d) no assignment or transfer of any portion of this Warrant or any warrant shares may be made by those individuals or entities who become holders pursuant to Section 2(c) above, without the prior written approval of Feltl and Company, Inc. Section 2(d) shall remain in full force and effect as long as the holder is an officer, director, employee or registered representative of Feltl and Company, Inc. and its affiliates and subagent(s), and an officer, director, employee or registered representative of such subagent(s), as set forth in Section 2(c) above.

          3.          Antidilution Adjustments to Exercise Price. The provisions of this Warrant are subject to adjustment as provided in this Section 3.

          (a)          The Exercise Price shall be adjusted from time to time if the Company shall hereafter: (i) pay any dividends on the Common Stock payable in Common Stock or securities convertible into Common Stock; (ii) subdivide its then-outstanding shares of Common Stock into a greater number of shares; or (iii) combine its then-outstanding shares of Common Stock, by reclassification or otherwise. In any such event, the Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then- existing Exercise Price, by (B) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Exercise Price.

          Adjustments made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution; or immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection, the holder of the Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors shall reasonably and not arbitrarily determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that, as a result of an adjustment made pursuant to this subsection, the holder of the Warrant thereafter surrendered for exercise shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the exercise price of such other securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein with respect to the shares of Common Stock and such other securities.

          (b)          Upon each adjustment of the Exercise Price pursuant to Section 3(a), the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Exercise Price the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock specified in the Warrant (as then in effect, after all adjustments in the Exercise Price prior thereto) by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (c)          In case of (i) any reorganization of the Company’s capital stock (other than splits or combinations of Common Stock contemplated by and provided for in Section 3(a)), (ii) any consolidation or merger of the Company with another company, limited liability company, partnership or other business entity, or any sale, conveyance, lease or other transfer by the Company of all or substantially all of its property to any other company, limited liability company, partnership or other business entity, which is effected in such a manner that the holders of Common Stock shall be entitled to receive cash, stock, securities or assets with respect to or in exchange for Common Stock, or (iii) any dividend or any other distribution upon any class of the Company’s capital stock payable in capital stock of a different class, other securities of the Company, or other Company property (other than cash), then, as a part of such transaction, lawful provision shall be made so that the holder of the Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which the holder would have owned or have been entitled to receive immediately after such consolidation, reorganization, merger, statutory exchange, sale or conveyance had such Warrant been exercised immediately before the effective date of such consolidation, merger, statutory exchange, sale or conveyance and, in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any other shares of stock and other securities and property thereafter deliverable upon the exercise of the Warrant. The provisions of this paragraph shall similarly apply to successive consolidations, reorganizations, mergers, statutory exchanges, sales or conveyances.

          (d)          Upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the holder as shown on the Company’s books, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (e)          (e) If at any time: (i) the Company shall pay any dividend upon its Common Stock payable in stock or make any distribution (other than cash dividends) to the holders of its Common Stock; (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale, conveyance, lease or other transfer of all or substantially all of its assets to, another company; or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more such cases, the Company shall give prior written notice, by first-class mail, postage prepaid, addressed to the holder of the Warrant as shown on the books of the Company, of the date on which (1) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (2) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least 15 business days prior to the action in question and at least 15 business days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

          (f)          If the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of this Warrant issue any rights, warrants or options to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, then the holder of the Warrant on the record date set by the Company or such affiliate in connection with such issuance of rights, warrants or options shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Warrant, to receive such rights, warrants or options that such holder would have been entitled to receive had the holder been, on such record date, a holder of record of the number of whole shares of Common Stock then issuable upon exercise of the holder’s outstanding Warrant (assuming for purposes of this Section 3(f) that the exercise of the Warrant is permissible immediately upon issuance).

          (g)          [Intentionally Omitted.]

          4.           Transferability Registration Rights.

          (a)          Prior to making any disposition of the Warrant or of any Common Stock purchased upon exercise of the Warrant, the holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The holder will not make any such disposition until (i) the Company has notified the holder that, in the opinion of its counsel, registration under the Act is not required with respect to such disposition, or (ii) a registration statement covering the proposed distribution has been filed by the Company and has become effective. The holder then will make any disposition only pursuant to the conditions of such opinion or registration. The Company agrees that, upon receipt of written notice from the holder hereof with respect to such proposed distribution, it will use its reasonable best efforts, in consultation with the holder’s counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the holder promptly with respect thereto, and the holder will cooperate in providing the Company with information necessary to make such determination. If an exemption from state and federal registration of the exercising of the Warrant is not available during the term of this Warrant when the holder of the Warrant seeks to exercise the Warrant, the exercise period of the Warrant will automatically be extended until such time as a state and federal exemption for the exercise of the Warrant by the holder becomes applicable to the holder of the Warrant. In the absence of such an exemption from such registration, and if, as a result, the term of the Warrant is so extended beyond the original term hereof, the Warrant shall then remain exercisable for a period of at least thirty (30) business days from the date the Company delivers to the holder of the Warrant written notice of the availability of such state and federal registration or exemption from such registration. In no event will the exercise period of the Warrant expire before September 28, 2016.

          (b)          If, at any time prior to the expiration of twelve years from September 28, 2007, the Company shall propose to file any registration statement under the Securities Act covering a public offering of the Common Stock (other than a registration on Form S-4 or Form S-8 (or their successor forms) or any registration form that does not permit secondary sales), it will notify the holder hereof at least 30 business days prior to each such filing and will include in the registration statement (to the extent permitted by applicable regulation) the Common Stock purchased by the holder or purchasable by the holder hereunder to the extent requested by the holder hereof; provided that, notwithstanding the foregoing, the rights provided in this paragraph (b) shall not apply to a registration related to the Company’s initial public offering of common stock. Notwithstanding the foregoing, the number of shares of Common Stock proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the reasonable request of the managing underwriter of such offering, if any. If the registration statement or offering statement filed pursuant to such notice has not become effective within six months following the date such notice is given to the holder hereof the Company must again notify such holder in the manner provided above.

          (c)          At any time prior to the expiration of this Warrant, and provided that a registration statement on Form S-3 (or its equivalent) is then available to the Company, and on a one-time basis only, if the then holders of a majority of the shares of Common Stock underlying the Warrant and those purchased by a holder upon exercise of the Warrant request the registration of such shares on Form S-3 (or its equivalent), the Company shall promptly thereafter effect the registration under the Securities Act of all such shares of Common Stock which such holders request in writing to be so registered, and in a manner as nearly as commercially possible corresponding to the methods of distribution described in such holders’ request. This Section 4(c) shall not apply to any shares of Common Stock held by the holder pursuant to an exercise of the Warrant and which shares of Common Stock are then freely transferable by the holder pursuant to Rule 144(k).

          (d)          Notwithstanding the foregoing, if the Company shall furnish to holders of the Warrant or Common Stock requesting a registration statement pursuant to Section 4(c) a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the one time right to defer such filing for a period of not more than 180 days after receipt of the request of such holders of Common Stock.

          (e)          The Company shall bear all costs, fees and expenses of any such registrations referred to in this Section 4, including, without limitation, the Company’s legal and accounting fees, printing expenses and blue sky fees and expenses, except the fees and expenses of counsel or other special advisors to such holders and any of their underwriting commissions or discounts. The Company will take all necessary action which may be required in qualifying or registering the Common Stock included in the registration statement for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such securities and in obtaining approval by the Financial Industry Regulatory Authority for the resale of the Common Stock.

          (f)          The Company will mail to each record holder of the Warrant and Common Stock, at the last known post office address, written notice of any exercise of the rights granted under this Section 4, by certified or registered mail, return-receipt requested, and each holder shall have 30 business days from the date of deposit of such notice in the U.S. mail to notify the Company in writing whether such holder wishes to join in such exercise of rights.

          (g)          The Company will furnish the holder hereof with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof. The Company will maintain the effectiveness of any registration statement or the offering statement filed by the Company under this Section 4, whether or not at the request of the holder hereof for at least one year following the effective date thereof.

          (h)          The holder of the Warrant agrees to cooperate in a commercially reasonable manner with the Company in the preparation and filing of any such registration statement or offering statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Securities Act as to any proposed disposition by the holder.

          (i)          Indemnification.

              (i)          Company Indemnification. The Company will indemnify each holder, and each holder’s officers, directors, members, governors, employees, partners, legal counsel, and accountants, and each person controlling such holder within the meaning of Section 15 of the Securities Act with respect to any registration, qualification, or compliance effected pursuant to this Section 4, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act, any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect of such expenses, claims, losses, damages, and liabilities) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or similar document) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state in such document a material fact required to be stated in such document or necessary to make the statements in such document not misleading, or any violation by the Company of the Securities Act and any applicable state securities laws or any rule or regulation under the Securities Act or state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such holder, and each of such holder’s officers, directors, partners, legal counsel, and accountants, and each person controlling such holder, and each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder or underwriter and stated to be specifically for use in such document, or any violation by the holder of the Securities Act and any applicable state securities laws or any rule or regulation under the Securities Act or state securities laws applicable to the holder and relating to action or inaction required of the holder in connection with any such registration, qualification, or compliance; provided that the Company’s obligations under this Section 4(i)(i) will not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect of such claims, losses, damages, or liabilities) if such settlement is effected without the Company’s consent (which consent will not be unreasonably withheld, delayed or conditioned).

              (ii)          Holder Indemnification. Each holder will, if Common Stock held by such holder or purchasable by the holder upon exercise of the Warrant is included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, and each of the Company’s directors, officers, legal counsel, and accountants, and each underwriter, if any, of the Company’s securities covered by such a registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such holder, and each of their respective officers, directors, and partners, and each person controlling such holder or other Company stockholder, against all claims, expenses, losses, damages, and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state in such document a material fact required to be stated in such document or necessary to make the statements in such document not misleading, or any violation by the holder of the Securities Act and any applicable state securities laws or any rule or regulation under the Securities Act or state securities laws applicable to the holder and relating to action or inaction required of the holder in connection with any such registration, qualification, or compliance, and will reimburse the Company, and each of the Company’s directors, officers, employees, partners, legal counsel, and accountants, and each person who controls the Company within the meaning of Section 15 of the Securities Act, for any legal or any other expenses reasonably incurred in connection with investigating or defending or settling any such claim, loss, damage, liability, or action, in each case related to any misstatement or omission to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such holder and stated to be specifically for use in such document; provided that such holder’s obligations under this Section 4(i)(ii) will not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect of such claims, losses, damages, or liabilities) if such settlement is effected without such holder’s consent (which consent will not be unreasonably withheld, delayed or conditioned); and provided further that in no event will any indemnity under this Section 4(i)(ii) exceed the net proceeds. For purposes of this Section 4(i)(ii), the term “net proceeds,” with respect to any particular holder, means the proceeds from the offering received by such holder after deducting underwriters’ commissions, discounts, and expenses attributable the securities sold by such holder.

              (iii)          Indemnification Procedures. Each person entitled to indemnification under this Section 4(i) (the “Indemnified Party”) will give notice to the person required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of such claim or any litigation resulting from such claim; provided that counsel for the Indemnifying Party who will conduct the defense of such claim or any litigation resulting from such claim, will be approved by the Indemnified Party (whose approval will not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense. Notwithstanding the foregoing, any Indemnified Party’s failure to give notice as provided in this Section 4(i) will not relieve the Indemnifying Party of the Indemnifying Party’s obligations under this Section 4(i) to the extent such failure is not materially prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term of such judgment or such settlement the claimant’s or plaintiffs release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party will furnish such information regarding such Indemnified Party or the claim in question as an Indemnifying Party may reasonably request in writing and as will be reasonably required in connection with defense of such claim and litigation resulting from such claim.

            (iv)          Indemnification Unavailability. If the indemnification provided for in this Section 4(i) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to in this Section 4(i), then the Indemnifying Party, instead of indemnifying such Indemnified Party under Section 4(i) or Section 4(i), will contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that in no event will any contribution by a holder under this Section 4(i) exceed the net proceeds (as defined in Section 4(i). The relative fault of the Indemnifying Party and of the Indemnified Party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the Parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (j)          Nothing contained herein shall be construed as requiring the holder to exercise this Warrant prior to the initial filing of any registration statement or the effectiveness thereof.

          (k)          [Reserved.]

          (l)          The Company shall not permit the inclusion of any securities other than the shares of Common Stock to be included in any registration statement filed pursuant to Section 4(c) hereof, without the prior written consent of the holders of a majority of the Common Stock purchased by or purchasable by the holder of this Warrant and any of the Warrants issued pursuant to Section 2(c), which consent shall not be unreasonably withheld.

          5.          Cashless Exercise Option.

          (a)          The holder of this Warrant shall have the right to require the Company to convert this Warrant (the “Conversion Right”), at any time after it is exercisable, but prior to its expiration, into shares of Common Stock as provided for in this Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock purchasable hereunder equal to (i) the number of shares of Common Stock which would, but for such conversion, be then issuable pursuant to the provisions of Section 1 above upon the exercise of this Warrant, as specified by the holder in its Conversion Notice (defined below) (the “Total Common Stock Number”) less (ii) the number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the Total Common Stock Number and the then-applicable Exercise Price per share, by (y) the Fair Market Value (as defined below) of one share of Common Stock immediately prior to the exercise of the Conversion Right. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, such fractional share shall be cancelled.

          (b)          The Conversion Right may be exercised by the holder, at any time or from time to time after this Warrant is exercisable, prior to its expiration, on any business day, by delivering a written notice in the form attached hereto (the “Conversion Notice”) to the Company and specifying (i) the total number of shares of Common Stock the holder of this Warrant is purchasing pursuant to such conversion, and (ii) a place and a date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such conversion.

          (c)          At any closing under Section 5(b), (i) the holder will surrender the Warrant, (ii) the Company will deliver to the holder one or more certificates for the number of shares of Common Stock issuable upon such conversion, and (iii) the Company will deliver to the holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been converted.

          (d)          “Fair Market Value” of a share of Common Stock as of the date the holder mails the Conversion notice (the “Determination Date”) shall mean, as applicable:

               (i)          If the Company’s Common Stock is traded on an exchange or is quoted on the NASDAQ Global Market or the NASDAQ Capital Market, then the average closing or last sale prices, respectively, reported for the ten consecutive trading days immediately preceding the Determination Date.

(ii) If the Company’s Common Stock is not traded on an exchange or quoted on the NASDAQ Global Market or the NASDAQ Capital Market but is traded in the over-the-counter market, then the average of the closing bid and asked prices reported for the ten consecutive trading days immediately preceding the Determination Date.

               (iii)          If the Company’s Common Stock is not publicly traded and there has been a bona fide sale for cash on an arm’s-length basis within 45 days prior to the Determination Date of such Common Stock by the Company privately to one or more investors unaffiliated with the Company (a “Qualifying Sale”), then such most recent sales price.

               (iv)          If the Company’s Common Stock is not publicly traded and there has been no Qualifying Sale, then Fair Market Value of such stock will be determined by the Board of Directors of the Company, acting in good faith and in a commercially reasonable manner utilizing customary business valuation criteria and methodologies (without discount for lack of marketability or minority interest).

          6.          [Reserved]

          7.          Reservation of Common Stock. A number of shares of Common Stock sufficient to provide for the exercise of this Warrant, upon the basis herein set forth, shall at all times be reserved for the exercise thereof.

          8.          Miscellaneous. Whenever reference is made herein to the issue or sale of shares of Common Stock, the term “Common Stock” shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

          The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof.

          The representations, warranties and agreements contained herein shall survive the exercise of this Warrant. References to the “holder of’ include the immediate holder of shares purchased on the exercise of this Warrant, and the word “holder” shall include the plural thereof. This Warrant shall be interpreted under the laws of the State of Minnesota without regard to its conflicts-of-law principles.

          All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company will pay all stock-transfer taxes in respect of the issuance thereof if any.

          Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a shareholder of the Company for any purpose whatsoever (including voting rights) until and unless this Warrant is duly exercised.

          Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          IN WITNESS WHEREOF, this Common Stock Purchase Warrant has been duly executed by MathStar, Inc., as of February 23, 2010.

MATHSTAR, INC.

By

Its

WARRANT EXERCISE FORM

(To be signed only upon exercise of Warrant)

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________ of the shares of Common Stock of MathStar, Inc. to which such Warrant relates, and herewith makes payment of $____________ therefor in cash or by certified check, and requests that such shares be issued and be delivered to, __________________________________ the address for which is set forth below the signature of the undersigned.

Dated: __________________________

(Signature)

(Taxpayer’s I.D. Number)

(Address)

ASSIGNMENT FORM

(To be signed only upon authorized transfer of Warrant

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________________ the right to purchase shares of Common Stock of MathStar, Inc. to which the within Warrant relates and appoints MathStar, Inc., attorney, to transfer said right on the books of MathStar, Inc. with full power of substitution in the premises.

Dated: __________________________

(Signature)

(Address)

CASHLESS EXERCISE FORM

(To be executed upon exercise of Warrant pursuant to Section 5

TO: MATHSTAR, INC.

          The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant for, and to purchase thereunder, ________________________ shares of Common Stock as provided for in Section 5 therein.

          If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

Please issue a certificate or certificates for the number of whole shares Common Stock in the name of:

NAME
(Please print name)

ADDRESS

SOCIAL SECURITY NO.

(Signature)

NOTE: The above signature should correspond exactly with the name on the first page of this Common Stock Purchase Warrant or with the name of the assignee appearing in the assignment form on the preceding page.